================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 21, 2003



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


          NEW YORK                       333-54992              11-2571221
          --------                       ---------              ----------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
       incorporation)                                        Identification No.)


     3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                 11572
     ------------------------------------------                 -----
       (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 21, 2003, the Company issued the following press release:

AMERICAN MEDICAL ALERT CORP. ISSUES GUIDANCE FOR 2003
Thursday August 21, 9:04 am ET

OCEANSIDE, N.Y.-- Aug. 21, 2003--American Medical Alert Corp. (Nasdaq: AMAC) today issued guidance with regard to its results for 2003, projecting net income of $575,000 for the year ending December 31, 2003. The Company also projects that gross revenues, consisting primarily of monthly recurring revenue (MRR), will be $16,600,000 for the year ending December 31, 2003.


ABOUT AMAC

AMAC is a national provider of remote health monitoring devices and 24/7 communication services designed to promote early medical intervention and improve quality of life for senior, disabled and chronically ill populations. AMAC's product and service offerings include Personal Emergency Response Systems
(PERS), electronic medication reminder devices, disease management monitoring appliances and 24/7 medical on-call and emergency response monitoring. AMAC operates several National Medical On-Call and Communication Centers allowing access to trained response professionals 24/7.

This press release contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-KSB, the Company's Quarterly Reports on Forms 10-QSB, and other filings and releases. These include uncertainties relating to government regulation, contracts with major customers, technological changes, our expansion plans, disposition of assets held for sale and product liability risks.

------------------------
Contact:
     Randi Baldwin, 516-536-5850 ext 109

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 22, 2003

                                    AMERICAN MEDICAL ALERT CORP.


                                    By: /s/ Jack Rhian
                                       -----------------------------------------
                                         Name: Jack Rhian
                                         Title:  Executive Vice President
                                                 and Chief Operating Officer